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                                                        EXHIBIT 10.38(j)

                           TENTH AMENDMENT AGREEMENT
                           -------------------------


     AGREEMENT, dated as of June 1, 1996, among BUTLER SERVICE GROUP, INC., a New Jersey corporation, BUTLER INTERNATIONAL, INC., a Maryland corporation, BUTLER SERVICE GROUP CANADA, LTD., a Canadian corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation.

                                   BACKGROUND
                                   ----------

     A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated as of May 31, 1994, between Butler Service Group, Inc. and General Electric Capital Corporation (as amended, modified or supplemented from time to time, the "Credit Agreement").
                                                 ----------------

     B. The Borrower has requested that the Lender extend the Commitment Termination Date and that the Lender allow it to advance up to $2,000,000 to Butler UK.

     C. The Lender has agreed to the Borrower's request subject to the terms and conditions of this Agreement.

                                   AGREEMENT
                                   ---------

     In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

         1.    Modifications. All the terms and provisions of the Credit
               -------------
Agreement and the other Loan Documents shall remain in full force and effect except as follows:

               (a) The following is added as Section 6.02(e)(iii) to the Credit Agreement.

               (iii)(A) Notwithstanding the provision of subsection (k) above, for the period commencing May 21, 1996, and extending through December 31, 1996, the borrower shall have the right to make advances, loans or extension of credit to Butler UK in the maximum aggregate outstanding amount of $2,000,000 (the "UK Loan"). In consideration of the Lender's agreement to the Borrower's extension of the UK Loan, the Borrower agrees to pay the following amounts (the "UK Loan Extension Fees") to the Lender on the dates specified unless on or prior to the date specified for payment, Butler UK has satisfied all indebtedness outstanding under the UK Loan:
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                    (1)  $30,000 on June 1, 1996;

                    (2) $15,000 on October 31, 1996, provided that a balance of this loan remains outstanding on this date;

                    (3) One percent (1.00%) of the amount then outstanding under the UK Loan on November 30, 1996; and

                    (4) The lesser of (x) two percent (2.00%) of the amount then outstanding under the UK Loan (y) $50,000 on December 31, 1996.

               (B) The Borrower agrees that the UK Loan Extension Fees shall be deemed "Fees under the Credit Agreement".

               (a) The definition of "Commitment Termination Date" contained in Schedule "1.01" to the Credit Agreement is deleted and the following is substituted therefor:

               "Commitment Termination Date" means the earliest to occur of (I) July 1, 1997, (ii) thirty (30) days prior to the maturity date of the indebtedness currently secured by the Montvale Mortgage (or any extension, renewal or refinancing of such indebtedness), and (iii) the date on which the Lender's obligation to make, and the Borrower's right to receive, advances under this Agreement shall terminate under
          Section 7.01 hereof.

               (b) The reference to "Hughes Corporation" in the definition of "Extended Accounts" contained in Schedule "1.01" to the Credit Agreement is deleted and the name "Day & Zimmerman, Inc." is substituted therefor.

          2.   Conditions Precedent.    The Lender's obligations under this
               ---------------------
Agreement are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:

               (a) Amendment Agreement.  This Agreement duly executed by parties
                   -------------------
hereto.

               (b) Other.  Such other agreements and instruments as the Lender
                   -----
shall require.

          3.   Reaffirmation by Borrower.  The Borrower acknowledges and agrees,
               -------------------------
and reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Revolving Note without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit

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Agreement, the Revolving Note and the other Loan Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Loan Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects except as disclosed in connection with the execution and delivery of the First Amendment Agreement dated December 14, 1994 (the "First Amendment Agreement"). The Borrower represents that except as set forth in the Credit Agreement and the First Amendment Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or either of the Guarantors is a party, or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or either of the Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated May 25, 1994, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

          4.   Reaffirmation by Guarantors.  Each of the Guarantors acknowledges
               ---------------------------
that each is legally and validly indebted to the Lender under the Guaranty of each without defense, counterclaim or offset. Each of the Guarantors affirms that the Guaranty of each remains in full force and effect and acknowledges that the Guaranty of each encompasses, without limitation, the amount of the Maximum Revolving Loan, as modified herein.

          5.   Other Representations By Borrower and Guarantors.  The Borrower
               ------------------------------------------------
and the Guarantors each represents and confirms that (a) no Default or Event of Default has occurred and is continuing and the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Loan Documents are in full force and effect and enforceable against the Borrower and Guarantors in accordance with the terms thereof. The Borrower and the Guarantors each represent and confirm that as of the date hereof, each has no claim or defense (and the Borrower and the Guarantors each hereby waive every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Loan Documents or the making, administration or enforcement of the Revolving Loan and the remedies provided for under the Loan Documents.

          6.   No Waiver By Lender.  The Borrower and the Guarantors each
               -------------------
acknowledges that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Loan Documents and (b) the Lender reserves all rights and remedies available to it under the Loan Documents and otherwise.

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     The parties have executed this Agreement as of April 30, 1996.


                                  BUTLER SERVICE GROUP, INC.

                                  By  /s/ Michael C. Hellriegel
                                      -------------------------
                                      Michael C. Hellriegel
                                      Title:  Senior Vice President - Finance


                                  BUTLER INTERNATIONAL, INC.


                                  By  /s/ Michael C. Hellriegel
                                      -------------------------
                                      Michael C. Hellriegel
                                      Title:  Senior Vice President - Finance


                                  BUTLER SERVICE GROUP CANADA, LTD.


                                  By  /s/ Michael C. Hellriegel
                                      -------------------------
                                      Michael C. Hellriegel
                                      Title:  Senior Vice President - Finance


                                  GENERAL ELECTRIC CAPITAL CORPORATION


                                  By  /s/ Martin S. Greenberg
                                      -----------------------
                                      Martin S. Greenberg
                                      Title: Duly Authorized Signatory

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